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                                                                      Exhibit 23







INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. and subsidiaries of our reports dated February 28, 2000, (which express an unqualified opinion and which report on the consolidated financial statements includes an explanatory paragraph relating to a change in the method of accounting in 1998 for certain internal-use software development costs) appearing in and incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1999.

Filed on Form S-8:

     Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

     Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

     Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
       (Puerto Rico))

     Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
       Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

     Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 333-13367 (Restricted Stock Plan for Former
       Employees of Hotchkis and Wiley)

     Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
       Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for
       Non-Employee Directors)

     Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for Managers and Producers)

     Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
       Employees of Merrill Lynch Partnerships)

     Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

     Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)

     Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn
       Inc.)

     Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

     Registration Statement No. 333-85423 (2000 Deferred Compensation Plan For a
       Select Group of Eligible Employees)

     Registration Statement No. 333-92663 (Long-Term Compensation Plan for
       Managers and Producers)


Filed on Form S-3:

     Debt Securities:

     Registration Statement No. 33-54218

     Registration Statement No. 2-78338

     Registration Statement No. 2-89519

     Registration Statement No. 2-83477

     Registration Statement No. 33-03602

     Registration Statement No. 33-17965

     Registration Statement No. 33-27512

     Registration Statement No. 33-35456

     Registration Statement No. 33-42041

     Registration Statement No. 33-45327

     Registration Statement No. 33-49947

     Registration Statement No. 33-51489

     Registration Statement No. 33-52647

     Registration Statement No. 33-60413

     Registration Statement No. 33-61559

     Registration Statement No. 33-65135

     Registration Statement No. 333-13649

     Registration Statement No. 333-25255

     Registration Statement No. 333-28537

     Registration Statement No. 333-44173

     Registration Statement No. 333-59997

     Registration Statement No. 333-68747


     Medium Term Notes:

     Registration Statement No.  2-96315

     Registration Statement No. 33-03079
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     Registration Statement No. 33-05125

     Registration Statement No. 33-09910

     Registration Statement No. 33-16165

     Registration Statement No. 33-19820

     Registration Statement No. 33-23605

     Registration Statement No. 33-27549

     Registration Statement No. 33-38879


     Other Securities:

     Registration Statement No. 33-33335 (Common Stock)

     Registration Statement No. 33-45777 (Common Stock)

     Registration Statement No. 33-55363 (Preferred Stock)

     Registration Statement No. 333-02275 (Long-Term Incentive Compensation
       Plan)

     Registration Statement No. 333-16603 (TOPrS)

     Registration Statement No. 333-20137 (TOPrS)

     Registration Statement No. 333-24889 (Long-Term Incentive Compensation
       Plan, and Long-Term Incentive Compensation Plan for Managers and
       Producers)

     Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

     Registration Statement No. 333-42859 (TOPrS)

     Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch
       & Co., Canada Ltd. re: Midland Walwyn Inc.)

     Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

/s/ Deloitte & Touche LLP

New York, New York
March 9, 2000